UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024 (October 28, 2024)

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 23rd Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 28, 2024, Integral Acquisition Corporation 1, a Delaware corporation (the “Company”) convened and then determined to adjourn, without conducting any business, its special meeting in lieu of an annual meeting of stockholders (the “Special Meeting”) to October 31, 2024 at 4:00 p.m. Eastern Time, in order to extend the period of time for redemptions and reversal of redemptions.

The Special Meeting has been called for the purposes of considering and voting upon (i) a proposal to amend the Company’s Amended and Restated Articles of Incorporation, as amended, to extend the date by which the Company must consummate a business combination from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as may be determined by the Board of Directors of the Company) (such proposal, the “Extension Amendment Proposal”); (ii) a proposal to re-elect James Cotton and Stuart Hutton as the Class II directors of the Board until the annual meeting of the Company to be held in 2027 or until a successor is elected and qualified; and (iii) a proposal to approve and ratify the appointment of Marcum LP as the Company’s independent accountants for the fiscal year ending December 31, 2024.

The record date for the Special Meeting remains September 19, 2024 (the “Record Date”). Stockholders may vote online at https://www.cstproxy.com/integralacquisition1/2024, by mail or by telephone, simply by following the instructions on their provided proxy card. Votes will be accepted up to and during the adjourned meeting. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares.

In connection with the adjourned date, the Company has extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Extension Amendment Proposal to 5:00 p.m. Eastern Time on Tuesday, October 29, 2024. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2024

INTEGRAL ACQUISITION CORPORATION 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer and Director